Exhibit 10.8

Allergan, Inc.	1989 Incentive Compensation Plan – as amended

Certificate of Restricted Stock Award

Awarded to: Tester B. Two
Social Security Number: ###-##-####
Employee ID: 99902

Award Issued: 4,000 shares
Type of Stock Award: Restricted Stock

Award Number: RSU15
Award Date: February-09-2005
Award Expired Date: February-08-2015

Award Price: $0.00000000

Vesting Start Date: February 09, 2005

This restricted stock award was granted to you on February 09, 2005 by Allergan, Inc. This award is subject to the terms and conditions of this award and the plan itself, copies of which are available by clicking on the Client Home Page button of the Allergan/Smith Barney Stock Plan Services website. To view the details and accept this award, click the button below.

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Date of Vest	Shares Vesting Over the Period	Vesting in Period Occurs	Last Date to Exercise
Feb-09-2009	4,000	End of Period	Feb-08-2015

Authorized by:
David E.I. Pyott, Chairman of the Board, President and Chief
Executive Officer